DRIVING GROWTH > CREATING VALUE October 17, 2012 WESCO Announces EECOL Electric Acquisition

DRIVING GROWTH > CREATING VALUE Oct 2012 2 WESCO – EECOL Acquisition Conference Call Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements, including statements regarding whether and when the acquisition is expected to be consummated, involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, risks related to the acquisition, financing and integration of EECOL, results of the review of the proposed transaction by regulatory authorities, satisfaction of various conditions to closing contemplated by the acquisition agreement, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

DRIVING GROWTH > CREATING VALUE Oct 2012 3 WESCO – EECOL Acquisition Conference Call • EECOL is a premier full-line distributor of electrical equipment, products, and services • Headquartered in Calgary, Alberta, Canada, with approximately 57 locations across Canada and 20 in South America, and more than 20,000 customers • Approximately $0.9B in annual sales with low double-digit EBITDA margins • Acquisition multiple approximately 10X EBITDA • Expected to be approximately $1.00 accretive per diluted share in the first year of operation • Closing is expected to occur in the fourth quarter 2012 WESCO Announces EECOL Electric Acquisition Reference: October 17, 2012 WESCO Press Release

DRIVING GROWTH > CREATING VALUE Oct 2012 4 WESCO – EECOL Acquisition Conference Call Canadian Market • Driven by natural resource sectors. • Long-term growth prospects for oil, gas, and mining are very attractive. • Construction is one of Canada’s largest industries and is growing. • Utility is experiencing increased investment. • Green and sustainability initiatives are creating opportunities for new products and services. …provides attractive long-term growth prospects

DRIVING GROWTH > CREATING VALUE Oct 2012 5 WESCO – EECOL Acquisition Conference Call WESCO Canada • WESCO Canada is headquartered in Toronto. • WESCO has been operating in Canada since 1922. • $0.9B annual sales in 2011, with a first half 2012 annualized sales run rate of approximately $1B • Approximately 1,100 employees • Extensive footprint of more than 50 WESCO branches across Canada • Broad product and service portfolio • TVC acquisition in December 2010 strengthened communications products portfolio • Brews Supply acquisition in October 2011 strengthened utility and industrial OEM • Trydor Industries acquisition in July 2012 added products and services for utility …strong business in an attractive market WESCO Canada Business Profile WESCO Canada has shown strong organic sales growth over the last several years

DRIVING GROWTH > CREATING VALUE Oct 2012 6 WESCO – EECOL Acquisition Conference Call EECOL Electric • EECOL Electric is headquartered in Calgary, Alberta, Canada • Approximately 1,420 employees • Approximately 57 branches in Canada and 20 in South America • EECOL has been operating in Canada since 1919 • Approximately $0.9B in annual sales − Roughly 90% in Canada − Remaining 10% in South America (Chile, Peru, Argentina, and Ecuador) • More than 20,000 customers − Commercial and Residential Construction − Industrial − Oil & Gas − Mining − Utility • Long-standing supplier relationships …strong business in an attractive market EECOL Electric Business Profile − Acuity Brands − Cooper − Emerson − General Cable − Hubbell − Leviton − Nexans − Osram Sylvania − Schneider Electric − Southwire − Thomas & Betts − 3M

DRIVING GROWTH > CREATING VALUE Oct 2012 7 WESCO – EECOL Acquisition Conference Call WESCO and EECOL Combination Geography Product WESCO EECOL Combined ~$6.6B Sales ~$0.9B Sales ~ $7.5B Sales …enhances WESCO diversification 35% 18% 15% 13% 10% 9% 81% 15% 4% 0% 90% 10% 54% 13% 3% 8% 3% 19% 38% 17% 13% 12% 9% 10% 77% 19% 4% General Supplies Wire, Cable & Conduit Data & Broadband Communications Distribution Equipment Controls & Motors Lighting & Controls U.S. Canada ROW PRODUCT LEGEND GEOGRAPHY LEGEND

DRIVING GROWTH > CREATING VALUE Oct 2012 8 WESCO – EECOL Acquisition Conference Call WESCO Acquisition Scorecard Acquisition Priorities Acquisition Summary Consistent with WESCO strategy Strengthens WESCO’s electrical products and services portfolio in Canada and South America. EECOL is a premier full- line distributor of electrical equipment, products, and services. Rate of return greater than WESCO risk-adjusted average cost of capital EECOL acquisition rate of return is above WESCO risk-adjusted average cost of capital. Accretive in first year of operation This acquisition is expected to be accretive by approximately $1.00 per diluted share in the first year of operation. Margins higher than WESCO EECOL’s gross and operating margins are higher than WESCO.     EECOL Electric …achieves all acquisition priorities

DRIVING GROWTH > CREATING VALUE Oct 2012 9 WESCO – EECOL Acquisition Conference Call WESCO Cumulative Acquisitions Since 2010 325 400 580 0 100 200 300 400 500 600 700 2010 2011 2012 Acquisition Date Annual Sales Estimated 1st Year Accretion Potelcom 6/10 $25M TVC Communications 12/10 $300M $0.30 RECO 3/11 $25M Brews 10/11 $50M $0.04 RS Electronics 1/12 $60M $0.04 Trydor Industries 7/12 $35M $0.05 Conney 7/12 $85M $0.10 Completed $580M $0.53+ EECOL (Announced) ~$0.9B ~$1.00 …driving strategic growth and shareholder value Acquisition Priorities Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO     Acquired Sales ($ Millions) 2 2 3 # Completed ~$0.9B EECOL 1 Announced ~$1.5B

DRIVING GROWTH > CREATING VALUE Oct 2012 10 WESCO – EECOL Acquisition Conference Call